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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                 March 8, 1999

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                            Varian Associates, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                          1-7598                   94-2359345
     (State or Other Jurisdiction       (Commission File Number)        (IRS Employer
           of Incorporation)                                         Identification No.)


                   3050 Hansen Way, Palo Alto, CA 94304-1000
             (Address of Principal Executive Offices)     (Zip Code)

                                ---------------

              Registrant's telephone number, including area code:

                                 (650) 493-4000

                                  Inapplicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

In connection with the distribution by Varian Associates, Inc., a Delaware corporation (the "Registrant"), to holders of record of the common stock of the Registrant at the close of business on March 24, 1999 (the "Distribution Record Date") of one share of common stock of Varian, Inc., a Delaware corporation, and one share of common stock of Varian Semiconductor Equipment Associates, Inc., a Delaware corporation, for each share of the Registrant's common stock owned on the Distribution Record Date, the Registrant, to be renamed Varian Medical Systems, Inc., is furnishing an Information Statement in the form attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c) Exhibits.

   Exhibit
   Number  Exhibit Description
   ------- -------------------
     99    Information Statement of Varian Medical Systems, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VARIAN ASSOCIATES, INC.
                                          (Registrant)

Date: March 8, 1999                    By:          /s/ Joseph B. Phair
                                         --------------------------------------
                                                    Joseph B. Phair
                                          Vice President, General Counsel and
                                                        Secretary
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                                 EXHIBIT INDEX

   Exhibit
   Number  Exhibit Description
   ------- -------------------
     99    Information Statement of Varian Medical Systems, Inc.